                                                                Exhibit 10.2




                          LOAN MODIFICATION AGREEMENT


         THIS LOAN MODIFICATION AGREEMENT (this "Agreement") is made this 14th day of May, 1996, but shall be deemed effective as of March 1, 1996, by and among THE TC-STONEGATE COMPANY, THE TC-CARLYLE STATION COMPANY and THE TC-CHRISTINA MILL COMPANY, each a Maryland general partnership, (hereinafter referred to collectively as the "Borrowers"); THE TOWN AND COUNTRY TRUST, a real estate investment trust organized and existing under the laws of the State of Maryland, and THE TC OPERATING LIMITED PARTNERSHIP, a Maryland limited partnership, (hereinafter referred to collectively as the "Guarantors") and THE FIRST NATIONAL BANK OF MARYLAND, a national banking association (hereinafter referred to as the "Agent"), as servicing agent for FLEET BANK, a New York State Bank and Trust Company, (hereinafter referred to as "Fleet").

                             INTRODUCTORY STATEMENT
                             ----------------------

         A. Pursuant to the terms of a Promissory Note dated August 16, 1995, from the Borrowers, as maker, to the Agent, as payee (such Promissory Note, together with all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter referred to as the "Note"), the Borrowers became jointly and severally indebted unto the Agent for a loan in the original principal amount of $35,000,000 (the "Loan"), which Loan was made to the Borrowers pursuant to the terms of a Financing Agreement dated August 16, 1995 executed by and between the Borrowers and the Agent (the "Financing Agreement").

         B. The obligations of the Borrowers to the Agent under the Loan were secured by, among other things, (1) a Deed of Trust, Assignment and Security Agreement of even date with the Note from The TC-Stonegate Company to Tari L. Flannery and Anna M. Marcellino, trustees (the "Maryland Deed of Trust"), covering that real estate in Cecil County, State of Maryland, described in Exhibit A attached hereto and made a part hereof and all other property, real and personal, more particularly described in the Maryland Deed of Trust (the "Maryland Property"), (2) a Deed of Trust, Assignment and Security Agreement of even date with the Note from The TC-Carlyle Station Company to Amy S. Owen and Rodney B. Boddie, trustees (the "Virginia Deed of Trust"), covering that real estate in Prince William County, Commonwealth of Virginia, described in Exhibit B attached hereto and made a part hereof and all other property, real and personal, more particularly described in the Virginia Deed of Trust (the "Virginia Property") and (3) a Mortgage, Assignment and Security Agreement of even date with the Note from The TC-Christina Mill Company to the Agent (the "Delaware Mortgage"; the Maryland Deed of Trust, the Virginia Deed of Trust and the Delaware Mortgage, together with all modifications thereto, extensions or renewals thereof and substitutions therefor, being hereinafter collectively referred to as the "Deeds of Trust") covering that real estate in New Castle County, State of Delaware, described in Exhibit C attached hereto and made a part hereof and all other property, real and personal, more particularly described in the Delaware Mortgage (the "Delaware Property"; the Maryland Property, the Virginia Property and the Delaware Property being hereinafter collectively referred to as the "Property").

         C. The payment and performance of all of the obligations of the Borrowers to the Agent under the Loan were unconditionally and irrevocably, jointly and severally, guaranteed by the Guarantors pursuant to the terms of a Guaranty of Payment dated August 16, 1995 executed by the Guarantors in favor of the Agent (such Guaranty of Payment, together with all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter referred to as the "Guaranty").

         D. Pursuant to the terms of a Loan Sale, Servicing and Intercreditor Agreement dated August 16, 1995, the Agent assigned to Fleet, without recourse, all of its right, title, interest and estate in and to the Loan, the Note, the Deed of Trust, the Guaranty and the other Loan Documents (as hereinafter defined), but retained the right to act as servicing agent for the benefit of Fleet in accordance with the terms therein more particularly set forth.

         E. The parties hereto have now determined that the definition of the "Libor Rate" set forth in the Note needs to be clarified and have agreed to execute and deliver this Agreement to change the definition thereof as hereinafter more particularly set forth.

                                   AGREEMENTS
                                   ----------

         NOW, THEREFORE, in consideration of the premises and for the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the parties hereto, for themselves and their respective successors and assigns do hereby mutually covenant and agree as follows:

         1. INCORPORATION OF RECITALS. The parties hereto acknowledge and agree that the recitals hereinabove set forth are true and correct in all respects and that the same are incorporated herein and made a part hereof.

         2. OUTSTANDING OBLIGATIONS. The parties hereto acknowledge and agree that, as of May 9, 1996, (a) the outstanding principal balance of the
Note is $35,000,000, (b) interest on the unpaid principal balance of the Note has been paid through





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
April 30, 1996, and (c) the unpaid principal balance of the Note, together with accrued and unpaid interest thereon, is due and owing subject to the terms of repayment hereinafter set forth, without defense or offset.

         3. CONFIRMATION OF LIENS. The Borrowers and the Guarantors hereby acknowledge and agree that the Property is and shall remain in all respects subject to the liens, charges and encumbrances of the Deeds of Trust, subject to the respective terms and conditions set forth therein, and nothing herein contained, and nothing done pursuant hereto, shall adversely affect or be construed to adversely affect the liens, charges or encumbrances of, or warranties of title in, or conveyances effected by the Deeds of Trust, or the priority thereof over other liens, charges, encumbrances or conveyances, or to release or adversely affect the liability of any party or parties whomsoever who may now or hereafter be liable under or on account of the Loan or any of the Loan Documents, nor shall anything herein contained or done in pursuance hereof adversely affect or be construed to adversely affect any other security or instrument held by the Agent as security for or evidence of the indebtedness evidenced and secured thereby.

         4. CONTINUATION OF LOAN TERMS. Except as otherwise expressly set forth below, the principal balance of the Note outstanding from time to time shall continue to bear interest and to be repaid on the terms and subject to the conditions set forth in the Note and the other documents evidencing and securing the Loan (this Agreement, the Note, the Financing Agreement, the Deeds of Trust, the Guaranty and all such other documents, whether currently existing or hereafter executed, and all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter collectively referred to as the "Loan Documents"). All capitalized terms used but not defined in this Agreement shall have the meaning given to such terms in the Note.

         5. CHANGE IN LIBOR RATE. Effective as of March 1, 1996, the term "Libor Rate" shall be defined as the per annum rate of interest (rounded upwards, if necessary, to the nearest 1/100 of 1%) in effect two (2) business days prior to each Determination Date, at which deposits in United States Dollars in amounts approximately equal to the outstanding balance of the Principal Sum and with maturities of thirty (30) calendar days, sixty (60) calendar days, ninety (90) calendar days, one hundred eighty (180) calendar days or one (1) year (but not to exceed the maturity of the Note), as selected by the Borrowers, (each such interest period being hereinafter referred to as an "Interest Period") are offered in immediately available funds in the London Interbank Market by leading banks in the Eurodollar market as of 11:00 a.m. (London time), as published by Telerate News Services under the designation of "British Banker Association Interest Settlement Rates" or any similar publication or reporting service selected by the Agent from time to time, and as adjusted for Federal Reserve Board Reserve Requirements and other assessments imposed upon the holder of the Note from time to time, as more particularly set forth in Section 2(c) of the Note.

         6. RATIFICATION OF GUARANTY. The Guarantors hereby covenant and agree with the Agent for the benefit of Fleet that the execution of this Agreement does not and shall not in any manner affect their obligations and liabilities under the Guaranty and each of the other Loan Documents executed by them and that the Guaranty and such other Loan Documents remain in full force and effect, subject to the respective terms and conditions thereof.

         7. CONTINUING AGREEMENTS; NO NOVATION. Except as expressly modified hereby, the parties hereto ratify and confirm each and every provision of the Note, the Deeds of Trust, the Guaranty and each of the other Loan Documents as if the same were set forth herein. In the event that any of the terms and conditions in the Note or in any of the other Loan Documents conflict in any way with the terms and provisions hereof, the terms and provisions hereof shall prevail. The parties hereto covenant and agree that the execution of this Agreement is not intended to and shall not cause or result in a novation with regard to the Note, the Deeds of Trust, the Guaranty and/or the other Loan Documents and that the existing indebtedness of the Borrowers evidenced by the
Note is continuing, without interruption, and has not been discharged by a new agreement.

         8. ENTIRE AGREEMENT. NO STATEMENTS, AGREEMENTS OR REPRESENTATIONS, ORAL OR WRITTEN, WHICH MAY HAVE BEEN MADE TO THE BORROWERS OR THE GUARANTORS OR TO ANY EMPLOYEE OR AGENT OF THE BORROWERS OR THE GUARANTORS, EITHER BY THE AGENT OR BY ANY EMPLOYEE, AGENT OR BROKER ACTING ON THE AGENT'S BEHALF, WITH RESPECT TO THE MODIFICATION OF THE LOAN, SHALL BE OF ANY FORCE OR EFFECT, EXCEPT TO THE EXTENT STATED IN THIS AGREEMENT, AND ALL PRIOR AGREEMENTS AND REPRESENTATIONS WITH RESPECT TO THE MODIFICATION OF THE LOAN ARE MERGED HEREIN.

         9. CAPTIONS. The captions herein set forth are for convenience only and shall not be deemed to define, limit or describe the scope or intent of this Agreement.

         10. GOVERNING LAW. The provisions of this Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of Maryland as the same may be in effect from time to time.

         11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original. It shall not be necessary that the signature of, or on behalf of, each party, or that the signatures of the





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
persons required to bind any party, appear on more than one counterpart.

         12. TRUST LIABILITY. The Agent hereby acknowledges that the First Amended and Restated Declaration of Trust of The Town and Country Trust (the "Trust") dated June 24, 1993, a copy of which is duly filed with the Department of Assessments and Taxation of the State of Maryland, provides that no trustee, officer, shareholder, employee or agent of the Trust shall be held to any personal liability, jointly or severally, for any obligation of or claim against the Trust. All persons dealing with the Trust in any way shall look only to the assets of the Trust for the payment of any sum or the performance of any obligation.

         IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.

WITNESS OR ATTEST:                         THE TC-STONEGATE COMPANY,
                                           a Maryland general partnership

                                           By:  THE TC PROPERTY COMPANY II
                                                Managing General Partner

                                                By:  THE TC OPERATING LIMITED
                                                     PARTNERSHIP, Managing
                                                     General Partner

                                                      By:  THE TOWN AND COUNTRY TRUST
                                                            Managing General Partner


/s/ Jennifer C. Munch                                       By /s/ Michael H. Rosen (SEAL)
- -------------------------                                     ---------------------
Jennifer C. Munch                                              Michael H. Rosen
                                                               Executive Vice President

WITNESS OR ATTEST:                THE TC-CARLYLE STATION COMPANY,
                                  a Maryland general partnership

                                  By:  THE TC PROPERTY COMPANY II
                                       Managing General Partner

                                       By:  THE TC OPERATING LIMITED
                                            PARTNERSHIP, Managing
                                            General Partner

                                            By:  THE TOWN AND COUNTRY TRUST
                                                  Managing General Partner


/s/ Jennifer C. Munch                             By /s/ Michael H. Rosen (SEAL)
- -------------------------                           ---------------------
Jennifer C. Munch                                    Michael H. Rosen
                                                     Executive Vice President

WITNESS OR ATTEST:                THE TC-CHRISTINA MILL COMPANY,
                                  a Maryland general partnership

                                  By:  THE TC PROPERTY COMPANY II
                                       Managing General Partner

                                       By:  THE TC OPERATING LIMITED
                                            PARTNERSHIP, Managing
                                            General Partner

                                            By:  THE TOWN AND COUNTRY TRUST
                                                 Managing General Partner


/s/ Jennifer C. Munch                            By /s/ Michael H. Rosen (SEAL)
- -------------------------                          ----------------------
Jennifer C. Munch                                   Michael H. Rosen
                                                    Executive Vice President


WITNESS:                          THE TOWN AND COUNTRY TRUST



/s/ Jennifer C. Munch             By /s/ Michael H. Rosen            (SEAL)
- -------------------------           ----------------------------------
Jennifer C. Munch                    Michael H. Rosen
                                     Executive Vice President





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
WITNESS:                          THE TC OPERATING LIMITED PARTNERSHIP

                                  By:  The Town and Country Trust
                                       General Partner



/s/ Jennifer C. Munch                  By /s/ Michael H. Rosen       (SEAL)
- -------------------------                ----------------------------
Jennifer C. Munch                        Michael H. Rosen
                                         Executive Vice President

WITNESS:                          THE FIRST NATIONAL BANK OF MARYLAND



/s/ Bonnie M. Keeney              By /s/ Tari L. Flannery            (SEAL)
- -------------------------           ---------------------------------
Bonnie M. Keeney                     Tari L. Flannery
                                     Vice President


         FLEET BANK, as the holder of the Note and the beneficiary under the Deeds of Trust, hereby consents to the execution and delivery of this Agreement by the Agent and agrees to the modification of the Loan on the terms and subject to the conditions herein set forth.


WITNESS:                          FLEET BANK



/s/ Ronald J. Kasianowicz         By /s/ Dennis G. Riley             (SEAL)
- -------------------------           ---------------------------------
Ronald J. Kasinaowicz               Name: Dennis G. Riley
Vice President                      Title: Vice President





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
STATE OF MARYLAND, CITY OF BALTIMORE, TO WIT:

         I HEREBY CERTIFY, that on this 14th day of May, 1996, before me, the undersigned Notary Public of said State, personally appeared Michael H. Rosen, who acknowledged himself to be the Executive Vice President of The Town and Country Trust, a real estate investment trust organized and existing under the laws of the State of Maryland and managing general partner of The TC Operating Limited Partnership, a Maryland limited partnership and managing general partner of The TC Property Company II, a Maryland general partnership and managing general partner of The TC-Stonegate Company, a Maryland general partnership, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized Executive Vice President of said real estate investment trust by signing the name of the real estate investment trust by himself as Executive Vice President.

         WITNESS my hand and Notarial Seal.


                                                   /s/ Pamela J. Tippet
                                                   Pamela J. Tippet
                                                   -----------------------------
                                                   Notary Public

My Commission Expires:  February 18, 1997

STATE OF MARYLAND, CITY OF BALTIMORE, TO WIT:

         I HEREBY CERTIFY, that on this 14th day of May, 1996, before me, the undersigned Notary Public of said State, personally appeared Michael H. Rosen, who acknowledged himself to be the Executive Vice President of The Town and Country Trust, a real estate investment trust organized and existing under the laws of the State of Maryland and managing general partner of The TC Operating Limited Partnership, a Maryland limited partnership and managing general partner of The TC Property Company II, a Maryland general partnership and managing general partner of The TC-Carlyle Station Company, a Maryland general partnership, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized Executive Vice President of said real estate investment trust by signing the name of the real estate investment trust by himself as Executive Vice President.

         WITNESS my hand and Notarial Seal.


                                                   /s/ Pamela J. Tippet
                                                   Pamela J. Tippet
                                                   -----------------------------
                                                   Notary Public

My Commission Expires:  February 18, 1997

STATE OF MARYLAND, CITY OF BALTIMORE, TO WIT:

         I HEREBY CERTIFY, that on this 14th day of May, 1996, before me, the undersigned Notary Public of said State, personally appeared Michael H. Rosen, who acknowledged himself to be the Executive Vice President of The Town and Country Trust, a real estate investment trust organized and existing under the laws of the State of Maryland and managing general partner of The TC Operating Limited Partnership, a Maryland limited partnership and managing general partner of The TC Property Company II, a Maryland general partnership and managing general partner of The TC-Christina Mill Company, a Maryland general partnership, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized Executive Vice President of said real estate investment trust by signing the name of the real estate investment trust by himself as Executive Vice President.

         WITNESS my hand and Notarial Seal.


                                                   /s/ Pamela J. Tippet
                                                   Pamela J. Tippet
                                                   -----------------------------
                                                   Notary Public

My Commission Expires:  February 18, 1997


STATE OF MARYLAND, CITY OF BALTIMORE, TO WIT:

         I HEREBY CERTIFY, that on this 14th day of May, 1996, before me, the undersigned Notary Public of said State, personally appeared Michael H. Rosen, who acknowledged himself to be the Executive Vice President of The Town and Country Trust, a real estate investment trust organized and existing under the laws of the State of Maryland, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized Executive Vice President of said real estate investment trust by signing the name of the real estate investment trust by himself as Executive Vice President.

         WITNESS my hand and Notarial Seal.



                                                   /s/ Pamela J. Tippet
                                                   Pamela J. Tippet
                                                   -----------------------------
                                                   Notary Public

My Commission Expires:  February 18, 1997

STATE OF MARYLAND, CITY OF BALTIMORE, TO WIT:

         I HEREBY CERTIFY, that on this 14th day of May, 1996, before me, the undersigned Notary Public of said State, personally appeared Michael H. Rosen, who acknowledged himself to be the Executive Vice President of The Town and Country Trust, a real estate investment trust organized and existing under the laws of the State of Maryland, and general partner of The TC Operating Limited Partnership, a Maryland limited partnership, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized Executive Vice President of said real estate investment trust by signing the name of the real estate investment trust by himself as Executive Vice President.

         WITNESS my hand and Notarial Seal.



                                                   /s/ Pamela J. Tippet
                                                   Pamela J. Tippet
                                                   -----------------------------
                                                   Notary Public

My Commission Expires:  February 18, 1997


STATE OF MARYLAND, CITY OF BALTIMORE, TO WIT:

         I HEREBY CERTIFY, that on this 10th day of July, 1996, before me, the undersigned Notary Public of said State, personally appeared Tari L. Flannery, who acknowledged herself to be a Vice President of The First National Bank of Maryland, a national banking association, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that she executed the same for the purposes therein contained as the duly authorized Vice President of said Bank by signing the name of the Bank by herself as Vice President.

         WITNESS my hand and Notarial Seal.



                                                   /s/ Deborah W. DeManss
                                                   -----------------------------
                                                   Notary Public
                                                   Deborah W. DeManss

My Commission Expires:  3/28/99

STATE OF NEW YORK, CITY OF BUFFALO, TO WIT:

         I HEREBY CERTIFY, that on this 3 day of JULY, 1996, before me, the undersigned Notary Public of said State, personally appeared DENIS G. RILEY, who acknowledged himself/herself to be the VICE PRESIDENT of Fleet Bank, a New York State bank and trust company, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed the same for the purposes therein contained as the duly authorized VICE PRESIDENT of said Bank by signing the name of the Bank by himself/herself as VICE PRESIDENT.

         WITNESS my hand and Notarial Seal.

                CYNTHIA M. WYLEGALA
         Notary Public, State of New York
              Qualified in Erie County,
        My Commission Expires JULY 23, 1998


                                                   /s/ Cynthia M. Wylegala
                                                   -----------------------------
                                                            Notary Public

My Commission Expires:





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